Exhibit 32.2

CERTIFICATION of Chief FINANCIAL Officer PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 of Xtant Medical Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Neils, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 5, 2022	/s/ Scott Neils
Scott Neils
Interim Chief Financial Officer
(Principal Financial Officer)